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                                DISCOVERY BANCORP
                             2004 STOCK OPTION PLAN
                            Adopted October 20, 2004

1.    Purpose

      The purpose of the Discovery Bancorp 2004 Stock Option Plan (the "Plan") is to strengthen Discovery Bancorp (the "Company") and those banks and corporations which are or hereafter become subsidiary corporations (the "Subsidiary" or "Subsidiaries") by providing additional means of attracting and retaining competent managerial personnel and by providing to participating directors, officers, key employees and consultants added incentive for high levels of performance and for unusual efforts to increase the earnings of the Company and any Subsidiaries. The Plan seeks to accomplish these purposes and achieve these results by providing a means whereby such directors, officers, key employees and consultants may purchase shares of the Common Stock of the Company pursuant to Stock Options granted in accordance with this Plan.

      Stock Options granted pursuant to this Plan are intended to be Incentive Stock Options or Non-Qualified Stock Options, as shall be determined and designated by the Stock Option Committee upon the grant of each Stock Option hereunder.

2.    Definitions

      For the purposes of this Plan, the following terms shall have the following meanings:

            a. "Affiliation" or "affiliated." For purposes of Sections 10, 11, 12, 13 and 14 hereof, these terms shall mean services as a director of the Company or any Subsidiary.

            b. "Common Stock." This term shall mean shares of the Company's Common Stock, subject to adjustment pursuant to Section 15 (Adjustment Upon Changes in Capitalization) hereunder.

            c. "Company." This term shall mean Discovery Bancorp, a California corporation.

            d. "Consultants." This term shall mean those individuals, including but not limited to attorneys, accountants and other professionals, who provide services to the Company or any Subsidiary, but only to the extent a Stock Option is granted as fair compensation for services rendered.

            e. "Eligible Participants." This term shall mean: (i) all directors of the Company or any Subsidiary; (ii) all officers (whether or not they are also directors) of the Company or any Subsidiary; (iii) all Consultants to the Company or any Subsidiary; and (iv) all key employees (as such persons may be determined by the Stock Option Committee from time to time) of the Company or any Subsidiary, provided that such officers and key employees have a customary work week of at least forty hours in the employ of the Company or a Subsidiary.

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            f.    "Fair Market Value." This term shall mean the fair market
      value of the Common Stock as determined in accordance with any reasonable valuation method selected by the Stock Option Committee, including the valuation methods described in Treasury Regulations Section 20.2031-2.

            g. "Incentive Stock Option." This term shall mean a Stock Option which is an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

            h. "Non-Qualified Stock Option." This term shall mean a Stock Option which is not an Incentive Stock Option.

            i. "Option Shares." This term shall mean Common Stock covered by and subject to any outstanding unexercised Stock Option granted pursuant to this Plan.

            j. "Optionee." This term shall mean any Eligible Participant to whom a Stock Option has been granted pursuant to this Plan, provided that at least part of the Stock Option is outstanding and unexercised.

            k. "Plan." This term shall mean the Discovery Bancorp 2004 Stock Option Plan as embodied herein and as may be amended from time to time in accordance with the terms hereof and applicable law.

            l. "Stock Option." This term shall mean the right to purchase a specified number of shares of Common Stock under this Plan, at a price and upon the terms and conditions determined by the Stock Option Committee.

            m. "Stock Option Committee." The Board of Directors of the Company may select and designate a Stock Option Committee consisting of three or more directors of the Company, having full authority to act in the matter. Regardless of whether a Stock Option Committee is selected, the Board of Directors of the Company may act as the Stock Option Committee and any action taken by said Board as such shall be deemed to be action taken by the Stock Option Committee. All references in the Plan to the "Stock Option Committee" shall be deemed to refer to the Board of Directors of the Company acting as the Stock Option Committee and to a duly appointed Stock Option Committee, if there be one. In the event of any conflict between action taken by the Board acting as a Stock Option Committee and action taken by a duly appointed Stock Option Committee, the action taken by the Board shall be controlling and the action taken by the duly appointed Stock option Committee shall be disregarded.

            n. "Subsidiary." This term shall mean each "subsidiary corporation" (treating the Company as the employer corporation) as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended.

3.    Administration

            a. Stock Option Committee. This Plan shall be administered by the Stock Option Committee. The Board of Directors of the Company shall have the right, in its sole and absolute discretion, to remove or replace any person from or on the Stock Option Committee at any time for any reason whatsoever.

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            b.    Administration of the Plan. Any action of the Stock Option
      Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote, or pursuant to the unanimous written consent, of its members. Any such action taken by the Stock Option Committee in the administration of this Plan shall be valid and binding, so long as the same is not inconsistent with the terms and conditions of this Plan. Subject to compliance with the terms, conditions and restrictions set forth in this Plan, the Stock Option Committee shall have the exclusive right, in its sole and absolute discretion, to establish the terms and conditions of all Stock Options granted under the Plan, including, without meaning any limitation, the power to: (i) establish the number of Stock Options, if any, to be granted hereunder, in the aggregate and with regard to each Eligible Participant; (ii) determine the time or times when such Stock Options, or parts thereof, may be exercised; (iii) determine and designate which Stock Options granted under the Plan shall be Incentive Stock Options and which shall be Non-Qualified Stock Options; (iv) determine the Eligible Participants, if any, to whom Stock Options are granted; (v) determine the duration and purposes, if any, of leaves of absence which may be permitted to holders of unexercised, unexpired Stock Options without such constituting a termination of employment under the Plan; and (vi) prescribe and amend the terms, provisions and form of each instrument and agreement setting forth the terms and conditions of every Stock Option granted hereunder.

            c. Decisions and Determinations. Subject to the express provisions of the Plan, the Stock Option Committee shall have the authority to construe and interpret this Plan, to define the terms used herein, to prescribe, amend, and rescind rules and regulations relating to the administration of the Plan, and to make all other determinations necessary or advisable for administration of the Plan. Determinations of the Stock Option Committee on matters referred to in this Section 3(c) shall be final and conclusive so long as the same are not inconsistent with the terms of this Plan.

4.    Shares Subject to the Plan

      Subject to adjustments as provided in Section 15 hereof, the maximum number of shares of Common Stock which may be issued upon exercise of all Stock Options granted under this Plan is limited to Five Hundred Thousand (500,000) in the aggregate. If any Stock Option shall be canceled, surrendered, or expire for any reason without having been exercised in full, the unpurchased Option Shares represented thereby shall again be available for grants of Stock Options under this Plan.

5.    Eligibility

      Only Eligible Participants shall be eligible to receive grants of Stock Options under this Plan.

6.    Grants of Stock Options

            a. Grant. Subject to the express provisions of the Plan, the Stock option Committee, in its sole and absolute discretion, may grant Stock Options:

                  (i) In the case of grants to Eligible Participants who are Consultants, officers or key employees of the Company or any Subsidiary, for a number of Option Shares, at the price(s) and time(s), and on the terms and conditions as it deems advisable and specifies in the respective grants; provided that the number of Option Shares outstanding to any such Eligible Participant shall at no time

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            exceed ten percent (10%) of the total outstanding shares of the
            Company's Common Stock issued and outstanding; and

                  (ii) In the case of grants to Eligible Participants who are directors and who are not full-time officers or key employees of the Company or any Subsidiary, for a number of Option Shares, at the price(s) and time(s), and on the terms and conditions as it deems advisable and specifies in the respective grants; provided, however, that the number of Option Shares granted pursuant to this Section 6(a)(ii), including all previously granted and then still outstanding Stock Options, shall not exceed the number of shares of the Company's Common Stock then held by the Eligible Participant; and provide further, however, that the number of Option Shares outstanding to any such Eligible Participant shall at no time exceed ten percent (10%) of the total outstanding shares of the Company's Common Stock issued and outstanding.

            The terms upon which and the times at which, or the periods within which, the Option Shares subject to such Stock Options may become acquired or such Stock Options may be acquired and exercised shall be as set forth in the Plan and the related Stock Option Agreements.

            Subject to the limitations and restrictions set forth in the Plan, an Eligible Participant who has been granted a Stock Option may, if otherwise eligible, be granted additional Stock Options if the Stock Option Committee shall so determine. The Stock Option Committee shall designate in each grant of a Stock Option whether the Stock Option is an Incentive Stock Option or a Non-Qualified Stock Option.

            b. Date of Grant and Rights of Optionee. The determination of the Stock Option Committee to grant a Stock Option shall not in any way constitute or be deemed to constitute an obligation of the Company, or a right of the Eligible Participant who is the proposed subject of the grant, and shall not constitute or be deemed to constitute the grant of a Stock Option hereunder unless and until both the Company and the Eligible Participant have executed and delivered to the other a Stock Option Agreement in the form then required by the Stock Option Committee as evidencing the grant of the Stock Option, together with such other instrument or instruments as may be required by the Stock Option Committee pursuant to this Plan; provided, however, that the Stock Option Committee may fix the date of grant as any date on or after the date of its final determination to grant the Stock Option (or if no such date is fixed, then the date of grant shall be the date on which the determination was finally made by the Stock Option Committee to grant the Stock Option), and such date shall be set forth in the Stock Option Agreement. The date of grant as so determined shall be deemed the date of grant of the Stock Option for purposes of this Plan.

            c. Shareholder-Employees. A Stock Option granted hereunder to an Eligible Participant who is also an officer or key employee of the Company or any Subsidiary, who owns, directly or indirectly, at the date of the grant of the Stock Option, more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or a Subsidiary (if permitted in accordance with the provisions of Section 5 herein) shall not qualify as an Incentive Stock Option unless: (i) the purchase price of the Option Shares subject to said Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of the Option Shares, determined as of the date said Stock Option is granted; and
      (ii) the stock Option by its terms is not exercisable after five (5) years from the date that it is granted. The attribution rules of Section 424(d) of the Internal

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      Revenue Code of 1986, as amended, shall apply in the determination of indirect ownership of stock.

            d. Maximum Value of Stock Options. No grant of Incentive Stock Options hereunder may be made when the aggregate Fair Market Value of Option Shares with respect to which Incentive Stock Options (pursuant to this Plan or any other Incentive Stock Option Plan of the Company or any Subsidiary) are exercisable for the first time by the Eligible Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000).

            e. Substituted Stock Options. If all of the outstanding shares of common stock of another corporation are changed into or exchanged solely for Common Stock in a transaction to which Section 424(a) of the Internal Revenue Code of 1986, as amended, applies, then, subject to the approval of the Board of Directors of the Company, Stock Options under the Plan may be substituted ("Substituted Options") in exchange for valid, unexercised and unexpired stock options of such other corporation. Substituted options shall qualify as Incentive Stock Options under the Plan, provided that (and to the extent) the stock options exchanged for the Substituted Options were Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

            f. Non-Qualified Stock Options. Stock Options and Substituted Options granted by the Stock Option Committee shall be deemed Non-Qualified Stock Options under this Plan if they: (i) are designated at the time of grant as Incentive Stock Options but do not so qualify under the provisions of Section 422 of the Code or any regulations or rulings issued by the Internal Revenue Service for any reason; (ii) are not granted in accordance with the provisions of Section 6(c); (iii) are in excess of the fair market value limitations set forth in Section 6(d);
      (iv) are granted to an Eligible Participant who is not an officer or key employee of the Company or any subsidiary; or (v) are designated at the time of grant as Non-Qualified Stock Options. Non-Qualified Stock Options granted or substituted hereunder shall be so designated in the Stock Option Agreement entered into between the Company and the Optionee.

7.    Stock Option Exercise Price

            a. Minimum Price. The exercise price of any Option Shares shall be determined by the Stock Option Committee, in its sole and absolute discretion, upon the grant of a Stock Option. Except as provided elsewhere herein, said exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock represented by the Option Shares on the date of grant of the related Stock Option.

            b. Substituted Options. The exercise price of the Option Shares subject to each Substituted Option may be fixed at a price less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time such Substituted Option is granted if said exercise price has been computed to be not less than the exercise price set forth in the stock option of the other corporation for which it was exchanged immediately before substitution, with appropriate adjustment to reflect the exchange ratio of the shares of stock of the other corporation into the shares of Common Stock.

8.    Exercise of Stock Options

            a. Exercise. Except as otherwise provided elsewhere herein, each Stock Option shall be exercisable in such increments, which need not be equal, and upon such

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      contingencies as the Stock Option Committee shall determine at the time of grant of the Stock Option; provided, however, that if an Optionee shall not in any given period exercise any part of a Stock Option which has become exercisable during that period, the Optionee's right to exercise such part of the Stock Option shall continue until expiration of the Stock Option or any part thereof as may be provided in the related Stock Option Agreement. No Stock Option or part thereof shall be exercisable except with respect to whole shares of Common Stock, and fractional share interests shall be disregarded except that they may be accumulated.

            b. Prior Outstanding Incentive-Stock Options. Incentive Stock Options granted (or substituted) to an Optionee under the Plan may be exercisable while such Optionee has outstanding and unexercised any Incentive Stock Option previously granted (or substituted) to him or her pursuant to this Plan or any other Incentive Stock Option Plan of the Company or any Subsidiary. An Incentive Stock Option shall be treated as outstanding until it is exercised in full or expires by reason of lapse of time.

            c. Notice and Payment. Stock Options granted hereunder shall be exercised by written notice delivered to the Company specifying the number of Option Shares with respect to which the Stock Option is being exercised, together with concurrent payment in full of the exercise price as hereinafter provided. If the Stock Option is being exercised by any person or persons other than the Optionee, said notice shall be accompanied by proof, satisfactory to the counsel for the Company, of the right of such person or persons to exercise the Stock Option. The Company's receipt of a notice of exercise without concurrent receipt of the full amount of the exercise price shall not be deemed an exercise of a Stock Option by an Optionee, and the Company shall have no obligation to an Optionee for any Option Shares unless and until full payment of the exercise price is received by the Company and all of the terms and provisions of the Plan and the related Stock Option Agreement have been fully complied with.

            d. Payment of Exercise Price. The exercise price of any Option Shares purchased upon the proper exercise of a Stock Option shall be paid in full at the time of each exercise of a Stock Option in cash (or bank, cashier's or certified check) and/or, with the prior written approval of the Stock Option Committee at or before the time of exercise, in Common Stock of the Company which, when added to the cash payment, if any, which has an aggregate Fair Market Value equal to the full amount of the exercise price of the Stock Option, or part thereof, then being exercised. Payment by an Optionee as provided herein shall be made in full concurrently with the Optionee's notification to the Company of his intention to exercise all or part of a Stock Option. If all or any part of a payment is made in shares of Common Stock as heretofore provided, such payment shall be deemed to have been made only upon receipt by the Company of all required share certificates, and all stock powers and all other required transfer documents necessary to transfer the shares of Common Stock to the Company.

            e. Minimum Exercise. Not less than ten (10) Option Shares may be purchased at any one time upon exercise of a Stock Option unless the number of shares purchased is the total number which remains to be purchased under the Stock Option.

            f. Compliance With Law. No shares of Common Stock shall be issued upon exercise of any Stock Option, and an Optionee shall have no right or claim to such shares, unless and until: (i) payment in full as provided hereinabove has been received by the Company; (ii) in the opinion of the counsel for the Company, all applicable requirements

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      of law and of regulatory bodies having jurisdiction over such issuance and delivery have been fully complied with; and (iii) if required by federal or state law or regulation, the Optionee shall have paid to the Company the amount, if any, required to be withheld on the amount deemed to be compensation to the Optionee as a result of the exercise of his or her Stock Option, or made other arrangements satisfactory to the Company, in its sole discretion, to satisfy applicable income tax withholding requirements.

            g. Acceleration Upon Reorganization. Notwithstanding any provision in any Stock Option Agreement pertaining to the time of exercise of a Stock Option, or part thereof, upon adoption by the requisite holders of the outstanding shares of Common Stock of any plan of dissolution, liquidation, reorganization, merger, consolidation or sale of all or substantially all of the assets of the Company to another corporation which would, upon consummation, result in termination of a Stock Option in accordance with Section 16 hereof, all Stock Options previously granted shall become immediately exercisable, whether or not vested under the Plan or Stock Option Agreement, as to all unexercised Option Shares for such period of time as may be determined by the Stock Option Committee, but in any event not less than thirty (30) days, on the condition that the terminating event described in Section 16 hereof is consummated. If such terminating event is not consummated or if the surviving entity (successor entity) assumes such obligation or gives appropriate substitution thereof, Stock Options granted pursuant to the Plan shall be exercisable in accordance with the terms of their respective Stock Option Agreements.

9.    Nontransferability of Stock Options

      Each Stock Option shall, by its terms, be non-transferable by the Optionee other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the optionee.

10.   Continuation of Affiliation

      Nothing contained in this Plan (or in any Stock Option Agreement) shall obligate the Company or any Subsidiary to employ or continue to employ or remain affiliated with any Optionee or any Eligible Participant for any period of time or interfere in any way with the right of the Company or a Subsidiary to reduce or increase the Optionee's or Eligible Participant's compensation.

11.   Cessation of Affiliation

      Except as provided in Section 12 hereof, if, for any reason other than disability or death, an Optionee ceases to be employed by or affiliated with the Company or a Subsidiary, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their grant, or ninety (90) days after the optionee ceases to be so employed or affiliated, whichever is earlier. During such period after cessation of employment or affiliation, such Stock Options shall be exercisable only as to those increments, if any, which had become exercisable as of the date on which such Optionee ceased to be employed by or affiliated with the Company or the Subsidiary, and any Stock Options or increments which had not become exercisable as of such date shall expire automatically on such date.

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12.   Termination for Cause

      If the Stock Option Agreement so provides and if an Optionee's employment by or affiliation with the Company or a Subsidiary is terminated for cause, the Stock Options granted to such Optionee shall automatically expire and terminate in their entirety immediately upon such termination; provided, however, that the Stock Option Committee may, in its sole discretion, within thirty (30) days of such termination, reinstate such Stock Options by giving written notice of such reinstatement to the Optionee. In the event of such reinstatement, the Optionee may exercise the Stock Options only to such extent, for such time, and upon such terms and conditions as if the Optionee had ceased to be employed by or affiliated with the Company or a Subsidiary upon the date of such termination for a reason other than cause, disability or death. Termination for cause shall include, but shall not be limited to, termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith and, in any event, the determination of the Stock option Committee with respect thereto shall be final and conclusive.

13.   Death of Optionee

      If an Optionee dies while employed by or affiliated with the Company or a Subsidiary, or during the ninety (90)-day period referred to in Section 11 hereof, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their grant, or one (1) year after the date of such death, whichever is earlier. After such death, but before such expiration, subject to the terms and provisions of the Plan and the related Stock Option Agreements, the person or persons to whom such Optionee's rights under the Stock Options shall have passed by will or by the applicable laws of descent and distribution, or the executor or administrator of the Optionee's estate, shall have the right to exercise such Stock Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee died.

14.   Disability of Optionee

      If an Optionee is disabled while employed by or affiliated with the Company or a Subsidiary or during the ninety (90)-day period referred to in
Section 11 hereof, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their grant, or one (1) year after the date such disability occurred, whichever is earlier. After such disability occurs, but before such expiration, the Optionee or the guardian or conservator of the Optionee's estate, as duly appointed by a court of competent jurisdiction, shall have the right to exercise such Stock Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee became disabled or ceased to be employed by or affiliated with the Company or a Subsidiary as a result of the disability. An Optionee shall be deemed to be "disabled" if it shall appear to the Stock Option Committee, upon written certification delivered to the Company of a qualified licensed physician, that the Optionee has become permanently and totally unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in the Optionee's death, or which has lasted or can be expected to last for a continuous period of not less than 12 months.

15.   Adjustment Upon Changes in Capitalization

      If the outstanding shares of Common Stock of the Company are increased, decreased, or changed into or exchanged for a different number or kind of shares or securities of the Company, through a reorganization, merger, recapitalization, reclassification, stock split, stock dividend,

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stock consolidation, or otherwise, without consideration to the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options may be granted. A corresponding adjustment changing the number or kind of Option Shares and the exercise prices per share allocated to unexercised Stock Options, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Such adjustments shall be made without change in the total price applicable to the unexercised portion of the Stock Option, but with a corresponding adjustment in the price for each Option Share subject to the Stock Option. Adjustments under this Section shall be made by the Stock Option Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of such adjustments, and fractional share interests shall be disregarded, except that they may be accumulated.

16.   Terminating Events

      Upon consummation of a plan of dissolution or liquidation of the Company, or upon consummation of a plan of reorganization, merger or consolidation of the Company with one or more corporations, as a result of which the Company is not the surviving entity, or upon the sale of all or substantially all the assets of the Company to another corporation, the Plan shall automatically terminate and all Stock Options theretofore granted shall be terminated, unless provision is made in connection with such transaction for assumption of Stock Options theretofore granted (in which case such Stock Options shall be converted into Stock Options for a like number and kind for shares of the surviving entity), or substitution for such Stock Options with new stock options covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof, solely at the discretion of such successor corporation, or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices.

17.   Amendment and Termination

      The Board of Directors of the Company may at any time and from time to time suspend, amend, or terminate the Plan and may, with the consent of an Optionee, make such modifications of the terms and conditions of that Optionee's Stock Option as it shall deem advisable; provided that, except as permitted under the provisions of Section 15 hereof, no amendment or modification may be adopted without the Company having first obtained the approval of the holders of a majority of the Company's outstanding shares of Common Stock present, or represented, and entitled to vote at a duly held meeting of shareholders of the Company, or by written consent, if the amendment or modification would:

            (a) materially increase the number of securities which may be issued under the Plan;

            (b) materially increase the number of securities which may be issued at any time under the Plan to all directors who are not also officers or key employees of the Company or any Subsidiary;

            (c) materially modify the requirements as to eligibility for participation in the Plan;

            (d) increase or decrease the exercise price of any Stock Option granted under the Plan;

            (e) increase the maximum term of Stock Options provided for herein;

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            (f)   permit Stock Options to be granted to any person who is not an
      Eligible Participant; or

            (g) change any provision of the Plan which would affect the qualification as an Incentive Stock Option under the Internal Revenue laws then applicable of any Stock Option granted as an Incentive Stock Option under the Plan.

      No Stock Option may be granted during any suspension of the Plan or after termination of the Plan. Amendment, suspension, or termination of the Plan shall not (except as otherwise provided in Section 15 hereof), without the consent of the optionee, alter or impair any rights or obligations under any Stock Option theretofore granted.

18.   Rights of Eligible Participants and Optionees

      No Eligible Participant, Optionee or other person shall have any claim or right to be granted a Stock Option under this Plan, and neither this Plan nor any action taken hereunder shall be deemed to give or be construed as giving any Eligible Participant, Optionee or other person any right to be retained in the employ of the Company or any Subsidiary. Without limiting the generality of the foregoing, no person shall have any rights as a result of his or her classification as an Eligible Participant or optionee, such classifications being made solely to describe, define and limit those persons who are eligible for consideration for privileges under the Plan.

19.   Privileges of Stock Ownership; Regulatory Law Compliance; Notice of Sale

      No Optionee shall be entitled to the privileges of stock ownership as to any Option Shares not actually issued and delivered. No Option Shares may be purchased upon the exercise of a Stock option unless and until all then applicable requirements of all regulatory agencies having jurisdiction and all applicable requirements of the securities exchanges upon which securities of the Company are listed (if any) shall have been fully complied with. The Optionee shall, not more than five (5) days after each sale or other disposition of shares of Common Stock acquired pursuant to the exercise of Stock Options, give the Company notice in writing of such sale or other disposition.

20.   Effective Date of the Plan

      The Plan shall be deemed adopted as of October 20, 2004 and shall be effective immediately, subject to approval of the Plan by the holders of at least a majority of the Company's outstanding shares of Common Stock represented and voting at a meeting of shareholders.

21.   Termination

      Unless previously terminated as aforesaid, the Plan shall terminate ten
(10) years from the earliest date of: (i) adoption of the Plan by the Board of Directors of the Company; or (ii) approval of the Plan by holders of at least a majority of the outstanding shares of Common Stock. No Stock Options shall be granted under the Plan thereafter, but such termination shall not affect any Stock Option theretofore granted.

22.   Option Agreement

      Each Stock Option granted under the Plan shall be evidenced by a written Stock Option Agreement executed by the Company and the optionee, and shall contain each of the provisions and agreements herein specifically required to be contained therein, and such other terms and conditions as are deemed desirable by the Stock Option Committee and are not inconsistent with this Plan.

23.   Stock Option Period

      Each Stock Option and all rights and obligations thereunder shall expire on such date as the Stock Option Committee may determine, but not later than ten
(10) years from the date such Stock Option is granted, and shall be subject to earlier termination as provided elsewhere in this Plan.

24.   Exculpation and Indemnification of Stock Option Committee

      The present, former and future members of the Stock Option Committee, and each of them, who is or was a director, officer or employee of the Company shall be indemnified by the Company to the extent authorized in and permitted by the Company's Articles of Incorporation, and/or Bylaws in connection with all actions, suits and proceedings to which they or any of them may be a party by reason of any act or omission of any member of the Stock Option Committee under or in connection with the Plan or any Stock Option granted thereunder.

25.   Agreement and Representations of Optionee

      Unless the shares of Common Stock covered by this Plan have been registered with the Securities and Exchange Commission pursuant to the registration requirements under the Securities Act of 1933, each Optionee shall:
(i) by and upon accepting a Stock Option, represent and agree in writing, in the form of the letter attached hereto as Exhibit "A," for himself or herself and his or her transferees by will or the laws of descent and distribution, that the Option Shares will be acquired for investment purposes and not for resale or distribution; and (ii) by and upon the exercise of a Stock Option, or a part thereof, furnish evidence satisfactory to counsel for the Company, including written and signed representations in the form of the letter attached hereto as Exhibit "B," to the effect that the Option Shares are being acquired for investment purposes and not for resale or distribution, and that the Option Shares being acquired shall not be sold or otherwise transferred by the Optionee except in compliance with the registration provisions under the Securities Act of 1933, as amended, or an applicable exemption therefrom. Furthermore, the Company, at its sole discretion, to assure itself that any sale or distribution by the Optionee complies with this Plan and any applicable federal or state securities laws, may take all reasonable steps, including placing stop transfer instructions with the Company's transfer agent prohibiting transfers in violation of the Plan and affixing the following legend (and/or such other legend or legends as the Stock Option Committee shall require) on certificates evidencing the shares:

            "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE HOLDER THEREOF, WHICH OPINION SHALL BE ACCEPTABLE TO DISCOVERY BANCORP, THAT REGISTRATION IS NOT REQUIRED."

      At any time that an Optionee contemplates the disposition of any of the Option Shares (whether by sale, exchange, gift or other form of transfer), he or she shall first notify the Company of such proposed disposition and shall thereafter cooperate with the Company in complying with all applicable requirements of law which, in the opinion of counsel for the Company, must be satisfied prior to the making of such disposition. Before consummating such disposition, the Optionee shall provide to the Company an opinion of Optionee's counsel, at the Company's expense, of which both such opinion and such counsel shall be satisfactory to the Company, that such disposition will not result in a violation of any state or federal securities laws or regulations. The Company shall remove any legend affixed to certificates for Option Shares pursuant to this Section if and when all of the restrictions on the transfer of the Option Shares, whether imposed by this Plan or federal or state law, have terminated.

26.   Annual Report to Optionees

      The Company shall deliver a copy of its most current annual report to each Optionee at the time of grant of any Stock Options under this Plan and thereafter on an annual basis.

27.   Notices

      All notices and demands of any kind which the Stock Option Committee, any Optionee, Eligible Participant, or other person may be required or desires to give under the terms of this Plan shall be in writing and shall be delivered in hand to the person or persons to whom addressed (in the case of the Stock Option Committee, with the Chief Executive Officer, Cashier or Secretary of the Company), by leaving a copy of such notice or demand at the address of such person or persons as may be reflected in the records of the Company, or by mailing a copy thereof, properly addressed as above, by certified or registered mail, postage prepaid, with return receipt requested. Delivery by mail shall be deemed made upon receipt by the notifying party of the return receipt request acknowledging receipt of the notice or demand.

28.   Limitation on Obligations of the Company

      All obligations of the Company arising under or as a result of this Plan or Stock Options granted hereunder shall constitute the general unsecured obligations of the Company, and not of the Board of Directors of the Company, any member thereof, the Stock Option Committee, any member thereof, any officer of the Company, or any other person or any Subsidiary, and none of the foregoing, except the Company, shall be liable for any debt, obligation, cost or expense hereunder.

29.   Limitation of Rights

      The Stock Option Committee, in its sole and absolute discretion, is entitled to determine who, if anyone, is an Eligible Participant under this Plan, and which, if any, Eligible Participant shall receive any grant of a Stock Option. No oral or written agreement by any person on behalf of the Company relating to this Plan or any Stock Option granted hereunder is authorized, and such may not bind the Company or the Stock Option Committee to grant any Stock Option to any person.

30.   Severability

      If any provision of this Plan as applied to any person or to any circumstance shall be adjudged by a court of competent jurisdiction to be void, invalid, or unenforceable, the same shall in no way affect any other provision hereof, the application of any such provision in any other circumstances, or the validity or enforceability hereof.

31.   Construction

      Where the context or construction requires, all words applied in the plural herein shall be deemed to have been used in the singular and vice versa, and the masculine gender shall include the feminine and the neuter and vice versa.

32.   Headings

      The headings of the several sections herein are inserted solely for convenience of reference and are not intended to form a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

33.   Successors

      This Plan shall be binding upon the respective successors, assigns, heirs, executors, administrators, guardians and personal representatives of the Company and Optionees.

34.   Governing Law

      To the extent not governed by the laws of the United States, this Plan shall be governed by and construed in accordance with the laws of the State of California.

35.   Conflict

      In the event of any conflict between the terms and provisions of this Plan, and any other document, agreement or instrument, including, without meaning any limitation, any Stock Option Agreement, the terms and provisions of this Plan shall control.

                                * * * * * * * * *

                       SECRETARY'S CERTIFICATE OF ADOPTION

I, the undersigned, do hereby certify:

            1. That I am the duly elected or appointed and acting Secretary of Discovery Bancorp; and

            2. That the foregoing Discovery Bancorp 2004 Stock Option Plan was duly adopted by the Board of Directors of Discovery Bancorp as the 2004 Stock Option Plan for the Company at a meeting duly called as required by law and convened on the 20th day of October 2004.

IN WITNESS WHEREOF, I have hereunto subscribed my name this 20th day of October 2004.

                                               /s/ Robert Cairns
                                               ---------------------------------
                                               Robert Cairns, Secretary

                           SECRETARY'S CERTIFICATE OF
                              SHAREHOLDER APPROVAL

I, the undersigned, do hereby certify:

            1. That I am the duly elected or appointed and acting Secretary of Discovery Bancorp; and

            2. That the Discovery Bancorp 2004 Stock Option Plan was duly adopted by the affirmative vote of the holders of at least a majority of the outstanding shares of the Company's Common Stock at a meeting of the shareholders duly called and noticed as required by law and convened on the ___ day of ____________, 2005 (the "Meeting").

IN WITNESS WHEREOF, I have hereunto subscribed my name this ____ day of ____________, 2005.

                                                   _____________________________
                                                   Robert Cairns, Secretary

                                   EXHIBIT "A"

                               __________ , 20____

Discovery Bancorp
1145 San Marino Drive, Suite 346
San Marcos, California 92069

Gentlemen:

      On this day of , 20 , the undersigned has received, pursuant to the Discovery Bancorp 2004 Stock Option Plan (the "Plan") and the Stock Option Agreement (the "Agreement") by and between Southwest Community Bancorp (the "Corporation") and the undersigned, dated , 20 an option to purchase shares of the common stock, no par value, of the Corporation (the "Stock").

      In consideration of the grant of such option by the Corporation:

      1. I hereby represent and warrant to you that the Stock to be acquired pursuant to the option will be acquired by me in good faith and for my own personal account, and not with a view to distributing the Stock to others or otherwise reselling the stock in violation of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.

      2. I hereby acknowledge and agree that: (a) the Stock to be acquired by me pursuant to the Plan has not been registered and that there is no obligation on the part of Corporation to register such Stock under the Securities Act of 1933, as amended, and the rules and regulations thereunder; and (b) the Stock to be acquired by me will not be freely tradeable unless the Stock is either registered under the Securities Act of 1933, as amended, or the holder presents a legal opinion acceptable to the Corporation that the transfer will not violate the federal securities laws.

      3. I understand that the Corporation is relying upon the truth and accuracy of the representations and agreements contained herein in determining to grant such options to me and upon subsequently issuing any Stock pursuant to the Plan without the Corporation first registering the same under the Securities Act of 1933, as amended.

      4. I understand that the certificate evidencing the Stock to be issued pursuant to the Plan will contain a legend upon the face thereof to the effect that the Stock is not registered under the Securities Act of 1933 and that stop transfer orders will be placed against the shares with the Corporation's transfer agent.

      5. In further consideration for the grant of an option to purchase Stock of Corporation, the undersigned hereby agrees to indemnify you and hold you harmless against all liability, cost, or expenses (including reasonable attorney's fees) arising out of or as a result of any distribution or resale of shares of Stock issued by the undersigned in violation of the securities laws. The agreements contained herein shall inure to the benefit of and be binding upon the respective legal representatives, successors and assigns of the undersigned and the Corporation.

                                          Very truly yours,

                                         (Signature)

                                         (Type or Print Name)

                                   EXHIBIT "B"

                               __________ , 20____

Discovery Bancorp
1145 San Marino Drive, Suite 346
San Marcos, California 92069

Gentlemen:

      On this ____ day of ____, 20____, the undersigned has acquired, pursuant to the Discovery Bancorp 2004 Stock Option Plan (the "Plan") and the Stock Option Agreement (the "Agreement") by and between Southwest Community Bancorp (the "Corporation") and the undersigned, dated ____, ____20____, ____ (____) shares of the Common Stock, no par value, of the Corporation (the "Stock"). In consideration of the issuance by the Corporation to the undersigned of said shares of its Common Stock:

      1. I hereby represent and warrant to you that the Stock is being acquired by me in good faith for my own personal account, and not with a view to distributing the Stock to others or otherwise reselling the Stock in violation of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.

      2. I hereby acknowledge and agree that: (a) the Stock being acquired by me pursuant to the Plan has not been registered and that there is no obligation on the part of the Corporation to register such Stock under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder; and (b) the Stock being acquired by me is not freely tradeable and must be held by me for investment purposes unless the Stock is either registered under the Securities Act of 1933 or transferred pursuant to an exemption from such registration, as accorded by the Securities Act of 1933 and under the rules and regulations promulgated thereunder. I further represent and acknowledge that I have been informed by legal counsel in connection with said Plan of the restrictions on my ability to transfer the Stock and that I understand the scope and effect of those restrictions.

      3. I understand that the effects of the above representations are the following: (i) that the undersigned does not presently intend to sell or otherwise dispose of all or any part of the shares of the Stock to any person or entity except in compliance with the terms described above, in the Plan and in the Agreement; and (ii) that the Corporation is relying upon the truth and accuracy of the representations and agreements contained herein in issuing said shares of the Stock to me without first registering the same under the Securities Act of 1933, as amended.

      4. I hereby agree that the certificate evidencing the Stock may contain the following legend stamped upon the face thereof to the effect that the Stock is not registered under the Securities Act of 1933, as amended, and that the Stock has been acquired pursuant to the representations and restrictions in this letter, the Plan and in the Agreement:

      "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE HOLDER THEREOF, WHICH OPINION SHALL BE ACCEPTABLE TO DISCOVERY BANCORP, THAT REGISTRATION IS NOT REQUIRED."

      5. I hereby agree and understand that the Corporation will place a stop transfer notice with its stock transfer agent to ensure that the restrictions on transfer described herein will be observed.

      6. In further consideration of the issuance of the Stock, the undersigned does hereby agree to indemnify you and hold you harmless against all liability, costs, or expenses (including reasonable attorney's fees) arising out of or as a result of any distribution or resale by the undersigned of any of the Stock. The Agreements contained herein shall inure to the benefit of and be binding upon the respective legal representatives, successors and assigns of the undersigned and the Corporation.

                                 Very truly yours,

                                 (Signature)

                                 (Type or Print Your Name)